EXHIBIT 99(p)

                 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

                           NANTUCKET INDUSTRIES, INC.
                               105 Madison Avenue
                            New York, New York 10016


                                                         As of August 15, 1996


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

         Congress Financial Corporation ("Lender") and Nantucket Industries, Inc. ("Borrower") have entered into certain financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated March 21, 1994, between Lender and Borrower, as amended by Amendment No.E1 to Loan and Security Agreement, dated MayE31, 1996 and Amendment No. 2 to Loan and Security Agreement, dated July 31, 1996 (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement," and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements").

         Borrower has requested that Lender, among other things, consent to the sale of approximately 250,000 shares of common stock of Borrower and two (2) 12.5% Convertible Subordinated Debentures issued by Borrower to the Investor (as defined below) in the aggregate principal amount of $2,760,000 and to permit a lien on certain real property of Borrower to secure the indebtedness evidenced by such debentures. Lender is willing to agree to the foregoing, subject to the terms and conditions contained herein.

         In consideration of the foregoing, the respective agreements and covenants contained herein, and other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  (a) Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, each of the following definitions:

                           (i)   "Debentures"   shall  mean,   individually  and
collectively (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (A) the Convertible Subordinated Debenture, dated of even date herewith, by Borrower payable to Investor in the original principal amount of $1,168,150 and (B) the Convertible Subordinated Debenture, dated of even date herewith, by Borrower payable to Investor in the original principal amount of $1,591,850.

                           (ii) "Insolvency  Event" shall mean any distribution,
division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or part of the assets of Borrower or the proceeds thereof to the creditors of Borrower or readjustment of the obligations and indebtedness of Borrower, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors, marshalling of assets of Borrower or any other action or proceeding involving the readjustment of all or any part of the indebtedness or other obligations of Borrower or the application of the assets of Borrower to the payment or liquidation thereof, or the dissolution, suspension or other winding up of Borrower's business.

                           (iii)  "Investor"  shall mean NAN Investors,  L.P., a
Delaware limited partnership, and its successors and assigns.

                           (iv) "Investor Agreements" shall mean,  collectively,
the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (A) the Common Stock and Convertible Subordinated Debenture Purchase Agreement, dated of even date herewith, between Borrower and Investor, (B) the Debentures, (C)Ethe Deed to Secure Debt, Security Agreement and Assignment of Leases and Rents, dated of even date herewith, by Borrower in favor of Investor with respect to the Real Property of Borrower in Cartersville, Georgia, and (D)Eall agreements, documents and instruments at any time executed and/or delivered by Borrower or any other person to, with, to or in favor of Investor in connection with or related to the foregoing.

                           (v) "Payment  Default" shall mean an Event of Default
as a result of the failure of Borrower to make any payment due under the Loan Agreement or any of the other Financing Agreements, whether at the maturity thereof or upon proper demand therefor, or upon the acceleration thereof or otherwise.

                           (vi) "Securities  Laws" shall mean the Securities Act
of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all rules, regulations and interpretations issued pursuant thereto or in connection therewith, and all state and local securities statutes, rules and regulations, as the same now


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exist  or  may  hereafter  be  amended,  modified,  interpreted,  recodified  or supplemented.

                  (b) Interpretations. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined above, shall have the respective meanings assigned to such terms in the Loan Agreement.

         2. Encumbrances. SectionE9.8(f) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(f) the security interests and liens of Investor on the Real Property of Borrower located in Cartersville, Georgia pursuant to the Investor Agreements (as in effect on the date of the execution thereof) to secure the indebtedness of Borrower to Investor to the extent such indebtedness is permitted under Section 9.9(e) hereof, which security interests and liens are junior and subordinate in priority to the security interests and liens of Lender pursuant to and to the extent set forth in the Intercreditor and Subordination Agreement between Investor and Lender;"

         3. Indebtedness. Section 9.9(e) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(e) indebtedness of Borrower to Investor pursuant to the Debentures not to exceed the principal amount of $2,760,000, less the aggregate amount of all repayments of principal or conversions of such indebtedness into common stock of Borrower in respect thereof, plus interest thereon at the rate provided for in the Debentures (as in effect on the date of the execution thereof), which indebtedness is subject to, and subordinate in right of payment to, the right of Lender to receive the prior indefeasible payment in full of all of the Obligations in accordance with the terms of the Intercreditor and Subordination Agreement between Investor and Lender; provided, that,
         (i) Borrower shall not, directly or indirectly, make any payments in respect of such indebtedness, except, that, unless and until the occurrence of an Event of Default, Borrower may make regularly scheduled payments of principal and interest in respect of such indebtedness in accordance with the terms of the Debentures as in effect on the date of execution thereof (and not any prepayments pursuant to the exercise of the option by Investor to require the mandatory redemption of such indebtedness upon the occurrence of a Change of Control (as such term is defined in the Debentures) unless any such prepayments are made with the net cash proceeds of a cash equity contribution to Borrower received by

         Borrower on or about the time of such prepayment or with the net cash proceeds of loans received by Borrower (other than Loans) on or about the time of such prepayment which are used to replace such indebtedness, in each case on terms and conditions acceptable to Lender), provided, that, if the Event of Default is not a Payment Default, Borrower may make regularly scheduled payments in respect of such indebtedness in accordance with the terms of the Debentures as in effect on the date of the execution thereof (and not any prepayments pursuant to the exercise of the option by Investor to require the mandatory redemption of such indebtedness upon the occurrence of a Change of Control (as such term is defined in the Debentures) unless any such prepayments are made with the net cash proceeds of a cash equity contribution to Borrower received by Borrower on or about the time of such prepayment or with the net cash proceeds of loans received by Borrower (other than Loans) on or about the time of such prepayment which are used to replace such indebtedness, in each case on terms and conditions acceptable to Lender) after the date which is one hundred seventy-nine (179) days after the date of written notice by Lender to Investor of such Event of Default which is not a Payment Default, unless a Payment Default exists or any Insolvency Event has occurred or any sale of all or substantially all of Borrower's assets has occurred and (B) notwithstanding that any Event of Default has occurred, Investor may receive and retain payments in respect of such indebtedness with the net proceeds from the sale or other disposition of the Real Property located in Cartersville, Georgia in excess of $1,750,000 up to an amount equal to the lesser of (1) the then outstanding amount of such indebtedness or (2) $2,760,000 plus accrued and unpaid interest on the principal amount of such indebtedness, (ii) Borrower shall not, directly or indirectly, (A) make any non-mandatory payments in respect of such indebtedness or (B) amend, modify, alter or change the terms of the Investor Agreements unless (1) Lender has received prior written notice of such amendment, modification, alteration or change, (2) such amendment, modification, alteration or change does not in any manner adversely affect Lender or any rights of Lender as determined in good faith by Lender and confirmed by Lender to Borrower in writing and (3) such amendment, modification, alteration or change does not accelerate the maturity date or amortization of such indebtedness, increase the amount of such indebtedness, the interest rate or any fees or charges or any collateral with respect to such indebtedness or make any terms related thereto more restrictive or burdensome as determined in good faith by Lender or

         (C) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, except, that, Borrower may convert such indebtedness into common stock of Borrower in accordance with the terms of the Investor Agreements (as in effect on the date of the execution thereof), and
         (iii) Borrower shall furnish to Lender all notices, demands or other materials in connection with such indebtedness sent by Borrower or on its behalf, concurrently with the sending thereof, or receive by Borrower or on its behalf, promptly after the receipt thereof, as the case may be;"

         4. Sale of Stock. Section 9.7(b)(i) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(i) the issuance of 250,000 shares of common stock by Borrower to Investor and the issuance of an additional 623,370 shares of common stock by Borrower to Investor upon the conversion of the indebtedness evidenced by the Debentures to common stock of Borrower to Investor in accordance with the terms of the Investor Agreements as in effect on the date of the execution thereof (or such greater number of shares as may be required under the terms of the Debentures as in effect on the date of the execution thereof based on an adjustment to the conversion price as a result of the issuance of any additional shares of common stock of Borrower after the date of the execution of the Debenture),"

         5. Repayment of Indebtedness to Chemical. Notwithstanding anything to the contrary contained in Section 9.9(e) of the Loan Agreement as in effect immediately prior to the effective date hereof, but subject to the terms and conditions contained herein, Borrower may repay all of the outstanding indebtedness of Borrower to Chemical pursuant to the Chemical Agreements; provided, that, (a) the total amount paid by Borrower to Chemical in respect of all such indebtedness shall not exceed the aggregate amount of $550,000, (b) as of the date hereof, all of the outstanding indebtedness of Borrower to Chemical has been paid in full, and (c) Lender shall have received, in form and substance satisfactory to Lender, all releases, terminations and such other documents as Lender may request to evidence and effectuate the termination by Chemical of the Chemical Agreements, including, but not limited to, (i) UCC termination statements for all UCC financing statements previously filed by Chemical, as secured party, and Borrower, as debtor, and (ii) satisfactions of all mortgages and deeds to secured debt by Borrower in favor of Chemical in form acceptable for recording in the appropriate governmental office, (iii) the Promissory Note, dated March 21, 1994, by Borrower payable to Chemical in the original principal amount of $2,000,000, marked "canceled" or "paid in full", and (iv) termination and reassignment agreements by Chemical in favor of Borrower with respect to trademarks, patents and related assets previously assigned as collateral by Borrower to Chemical in form acceptable for recording with the United States Patent and Trademark Office (collectively, the "Chemical Release Agreements").

         6. Additional Representations and Warranties. Each of Borrower and Guarantor represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lender to Borrower:

                  (a) The failure of Borrower to comply with the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed and/or delivered by Borrower with, to or in favor of Lender shall constitute an Event of Default under the Financing Agreements.

                  (b) No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

                  (c) This Amendment has been duly executed and delivered by Borrower and Guarantor and is in full force and effect as of the date hereof and the agreements and obligations of Borrower and Guarantor contained herein constitute legal, valid and binding obligations of Borrower and Guarantor enforceable against Borrower and Guarantor in accordance with their respective terms.

                  (d)  Neither  the  execution  and  delivery  of  the  Investor
Agreements, nor the consummation of the transactions contemplated by the Investor Agreements, or compliance with the provisions thereof, shall result in the creation or imposition of any lien, charge or incumbrance upon any of the Collateral, other than the Real Property of Borrower located in Cartersville, Georgia.

                  (e) Each of the Debentures has been duly authorized, issued and delivered by Borrower pursuant to the Investor Agreements and the Investor Agreements have been duly authorized, executed and delivered and the transactions contemplated thereunder have been performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment (not merely the waiver) of all conditions precedent set forth therein.

                  (f) All actions and proceedings required by the Investor Agreements, applicable law or regulations, including, without limitation, all Securities Laws, have been taken, and the transactions required thereunder have been duly and validly taken and consummated.

                  (g) Neither the execution and delivery of the Investor Agreements nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, has violated or shall violate any of the Securities Laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect or does or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, mortgage, deed of trust, security agreement, agreement or instrument to which Borrower is a party or may be bound, including, or violate any provision of the Certificate of Incorporation or By-Laws of Borrower.

                  (h) No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the issuance of the Debentures and the transactions related to the other Investor Agreements and no governmental or other action or proceeding has been threaten or commenced, seeking any injunction, restraining order or other order which seeks to avoid or otherwise modify the issuance of the Debentures, the execution and delivery of the other Investor Agreements or the transactions related thereto.

                   (i) Borrower has delivered to Lender, true, correct and complete copies of the Investor Agreements and the Chemical Release Agreements.

         7. Conditions to Effectiveness of Amendment. The effectiveness of the other provisions of this Amendment shall be subject to the satisfaction of each of the following additional conditions precedent:

                   (a) Lender shall have received, in form and substance satisfactory to Lender, an executed original or executed original counterparts of this Amendment, as the case may be;

                   (b) Lender shall have received, in form and substance satisfactory to Lender, an intercreditor and subordination agreement between Lender and Investor, as acknowledged by Borrower, providing for, among other things, such parties relative rights and priorities with respect to the assets and properties of Borrower and related matters, duly authorized, executed and delivered by Investor and Borrower;

                   (c) all requisite corporate action and proceedings in connection with this Amendment shall be in form and substance satisfactory to Lender, and Lender shall have received all information and copies of all documents, including, without limitations, records of requisite corporate action and proceedings which Lender may have reasonably requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities;

                  (d) Lender shall have received evidence satisfactory to Lender that (i) all indebtedness of Borrower to Chemical has been duly and validly repaid, and Borrower has no further obligations, liabilities or indebtedness in connection with the Chemical Agreement, and (ii)EChemical has terminated and released any and all security interests in, liens upon, rights of setoff against and pledges of all of the assets and properties of Borrower;

                  (e) Lender shall have received all of the proceeds to be received by Borrower pursuant to the issuance of the Debentures less the payments to Chemical and the other payments for fees and expenses to be made as of the date hereof pursuant to the terms of Investor Agreements (which amounts will be applied to the Revolving Loans); and

                  (f) no Event of Default shall exist or have occurred and no event shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default.

         8. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

         9. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

         10. Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto in connection with this Amendment, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

         11. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         12. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         Please sign the enclosed counterpart of this Amendment in the space provided below whereupon this Amendment as so accepted by Lender, shall become a binding agreement among Borrower, Guarantor and Lender.

                                               Very truly yours,

                                               NANTUCKET INDUSTRIES, INC.

                                               By: /s/ Ronald S. Hoffman
                                                  --------------------------

                                               Title:   V.P.
                                                     -----------------------

ACKNOWLEDGED:

NANTUCKET MILLS, INC.

By: /s/ Ronald S. Hoffman
   ---------------------------

Title:    V.P.
      ------------------------


AGREED:

CONGRESS FINANCIAL CORPORATION

By   Daniel P. Maresca
  ----------------------------

Title:  Assistant V.P.
      ------------------------



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